UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2024
UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $1 par value	USM	New York Stock Exchange
6.25% Senior Notes due 2069	UZD	New York Stock Exchange
5.50% Senior Notes due 2070	UZE	New York Stock Exchange
5.50% Senior Notes due 2070	UZF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
This Current Report on Form 8-K is being filed by United States Cellular Corporation (UScellular) to describe and file as an Exhibit the UScellular 2024 Annual Incentive Plan (the 2024 Plan) with respect to "named executive officers" of UScellular as specified in paragraph (e) of Item 5.02 of Form 8-K.
As of March 14, 2024, the 2024 Plan was approved both by UScellular’s Chair and by UScellular’s President and Chief Executive Officer (CEO). The 2024 Plan covers all UScellular officers, including the President and CEO. The UScellular Chair does not participate in the 2024 Plan.

The purpose of the 2024 Plan is to motivate and reward associates for performance that drives achievement of UScellular's business goals.

The Plan has the following two performance components for officers:

Plan Component	Component Weighting
Company Performance	80% (1)
Individual Performance	20%
(1)    70% weighted on UScellular company performance as measured against financial metrics and 10% weighted on the UScellular Chair's Assessment of UScellular's performance.

The Plan company performance is measured by performance against the following three financial metrics with the following weightings:

Company Performance Metric	Metric Weighting
Consolidated Total Service Revenues	50%
Consolidated Operating Cash Flow	40%
Consolidated Capital Expenditures	10%

Under the provisions of the 2024 Plan, no bonus is due unless an officer remains employed through the bonus payout date except that an officer who separates due to retirement or death is eligible for a pro-rated bonus. The President and CEO may approve a bonus, or a pro-rated bonus, for an officer who is not employed through the bonus payout date.

The foregoing description is qualified by reference to the 2024 Plan which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d)   Exhibits

Exhibit Number	Description of Exhibits
10.1	United States Cellular Corporation 2024 Annual Incentive Plan effective January 1, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION

Date:	March 18, 2024	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Executive Vice President, Chief Financial Officer and Treasurer